UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):       April 10, 2007

     Thomas Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-22010	72-0843540
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5221 N. O’Connor Blvd., Suite 500
Irving, Texas	75039
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code:  (972) 869-3400

                                   Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On April 9, 2007, Thomas Group, Inc. issued a press release announcing the results of operations and financial condition of Thomas Group, Inc. for the three months and fiscal year ended December 31, 2006. This press release is attached hereto as Exhibit 99.1.

Attached hereto as Exhibit 99.2 is the transcript of Thomas Group, Inc.’s earnings conference call conducted on April 10, 2007 to discuss its financial results for the three months and fiscal year ended December 31, 2006.

The information in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified therein as being expressly incorporated by reference in such filing.  The exhibits contain, and may implicate, forward-looking statements regarding the registrant and include cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

The following exhibit to the Current Report of Form 8-K is not being filed, but is being furnished pursuant to Item 9.01:
99.1	Press release dated April 9, 2007.
99.2	Transcript of earnings conference call on April 10, 2007 discussing its financial results for the three months and fiscal year ended December 31, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thomas Group, Inc.
(Registrant)

Date:	April 12, 2007	By:	/s/ DAVID ENGLISH
David English,
Chief Executive Officer, Vice President,
Treasurer, and Secretary

Exhibit Index

The following exhibit to this current report on Form 8-K is not being filed but are being furnished pursuant to Item 9.01:

Exhibit Number	Description
99.1	Press release dated April 9, 2007.
99.2	Transcript of earnings conference call on April 10, 2007 discussing its financial results for the three months and fiscal year ended December 31, 2006.